Exhibit 99.1

October 29, 2009 Management Presentation to Subcommittee of SFO Noteholders

Disclaimer 2 This presentation (the “Presentation”) was produced to provide information to the Subcommittee Committee of SFO Noteholders (the “Informal Committee”) pursuant to a potential amended plan of reorganization (the “Amended Plan”) for Six Flags, Inc. and its subsidiaries (“Six Flags”, “SFI”, or the “Company”), in connection with the Company’s Chapter 11 filing under the United States Bankruptcy Code. This document may contain material non-public information and should not be construed as investment advice or a recommendation to purchase or sell any particular security. Market and Industry Data This Presentation includes market, industry and competitor data, forecasts and valuations that have been obtained from independent consultant reports, publicly available information, various industry publications and other published industry sources. Although we believe these sources are reliable, we have not independently verified the information and cannot make any representation as to the accuracy or completeness of such information.

Disclaimer 3 Cautionary Statement Regarding Forward-Looking Information This Presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements we make regarding the potential restructuring of the Company’s debt and equity securities, the Company's continued viability, the Company's operations and results of operations, the Company's shareholders, and the Company's customers. Forward-looking statements are based on our current expectations and assumptions regarding the Company's business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, including, among others, the Company's ability to successfully consummate the proposed restructuring, the Company's financial condition upon the consummation of any restructuring and the Company's success in implementing the Company's business strategy. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore that you should not rely on any of these forward-looking statements as statements of historical fact or as guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and include the following: the failure to successfully consummate a restructuring as described herein; factors impacting attendance, such as local conditions, contagious diseases, such as swine flu, events, disturbances and terrorist activities; accidents occurring at the Company's parks; adverse weather conditions; competition with other theme parks and other entertainment alternatives; changes in consumer spending patterns; credit market and general economic conditions; pending, threatened or future legal proceedings; and the other factors that are described in “Risk Factors” in the Company's filings and submissions with the U.S. Securities and Exchange Commission (“SEC”), including the Company's most recent Annual Report on Form 10-K and the Company’s Current Reports on Form 8-K filed with the SEC on May 7, 2009 and July 23, 2009 and the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 14, 2009. Any forward-looking statement made by us in this Presentation speaks only as of the date of this Presentation. Factors or events that could cause the Company's actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Neither Houlihan Lokey nor the Company undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. THE PROJECTIONS WERE NOT PREPARED WITH A VIEW TOWARD PUBLIC DISCLOSURE OR COMPLIANCE WITH PRACTICES RECOGNIZED TO BE IN ACCORDANCE WITH THE GENERALLY ACCEPTED ACCOUNTING PRINCIPLES, PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION, THE RULES AND REGULATIONS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION REGARDING PROJECTIONS OR THE GUIDELINES ESTABLISHED BY THE AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS REGARDING PROJECTIONS OR FORECASTS. FURTHERMORE, THE PROJECTIONS HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT CERTIFIED ACCOUNTANTS.

Disclaimer 4 Non-GAAP Financial Measures The Company uses “Adjusted EBITDA”, “Modified EBITDA” and “Free Cash Flow” to assess the operating results and effectiveness of its business. These terms presented in this Presentation are supplemental measures of performance that are not required by, or recognized as being in accordance with, United States generally accepted accounting principles (“GAAP”). The Company believes that Adjusted EBITDA, Modified EBITDA and Free Cash Flow provide useful information to investors regarding its operating performance and its capacity to incur and service debt and fund capital expenditures. The Company believes that Adjusted EBITDA, Modified EBITDA and Free Cash Flow are used by many investors, analysts and rating agencies as a measure of performance. Adjusted EBITDA, Modified EBITDA and Free Cash Flow are not defined by GAAP and should not be considered in isolation or as alternatives to net income (loss), income (loss) from continuing operations, net cash provided by (used in) operating, investing and financing activities or any other financial data prepared in accordance with GAAP or as an indicator of its operating performance. Adjusted EBITDA, Modified EBITDA and Free Cash Flow as defined in this Presentation may differ from similarly titled measures presented by other companies. This information should be read in conjunction with the consolidated statements of operations and statements of cash flows contained in the Company’s Consolidated Financial Statements, which are included in its filings with the U.S. Securities and Exchange Commission (the “SEC”), including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Adjusted EBITDA is defined as Six Flags’ net income (loss) before cumulative effect of changes in accounting principles, discontinued operations, income tax expense (benefit), other expense, early repurchase of debt (formerly an extraordinary loss), equity in operations of partnerships, minority interest in earnings (losses), interest expense (net), amortization, depreciation, stock-based compensation, gain (loss) on disposal of assets, interests of third parties in the Adjusted EBITDA of four parks that are less than wholly owned (consisting of Six Flags Over Georgia, Six Flags Over Texas, Six Flags White Water Atlanta, and Six Flags Discovery Kingdom (formerly Six Flags Marine World, the minority interest in which we purchased in July 2007), plus the Company’s interest in the Adjusted EBITDA of Six Flags Great Escape Lodge & Indoor Waterpark (“HWP”) and dick clark productions, inc (“dcp”). Modified EBITDA is defined as Adjusted EBITDA plus the interests of third parties in the Adjusted EBITDA of the four parks that are less than wholly owned less the Company's interest in the Adjusted EBITDA of Six Flags Great Escape Lodge & Indoor Waterpark and dcp. Free Cash Flow is defined as Adjusted EBITDA excluding (i) cash interest expense (net) and debt issuance costs, dividends and taxes paid in cash and (ii) capital expenditures, net of property insurance recoveries. For the analyses included herein, Modified EBITDA, Adjusted EBITDA and Free Cash Flow all exclude the costs of the change in corporate management that occurred in December 2005 (approximately $13.9 million recognized as expense in 2006). Adjusted EBITDA, Modified EBITDA and Free Cash Flow have important limitations as analytical tools and you should not consider them in isolation or as substitutes for analysis of the Company’s results as reported under GAAP. For example, Adjusted EBITDA: excludes certain tax payments that may represent a reduction in cash available; does not reflect any cash capital expenditure requirements for assets being depreciated and amortized that may have to be replaced in the future does not reflect significant interest expense, or cash requirements necessary to service interest or principal payments on the Company’s debts. Additionally, Adjusted EBITDA, Modified EBITDA and Free Cash Flow do not reflect changes in or cash requirements for working capital. Certain of these items can represent a reduction of cash that could be used for other corporate purposes. Because of these limitations investors should rely primarily on the Company’s GAAP results and use Adjusted EBITDA, Modified EBITDA and Free Cash Flow only as supplemental information. The Company uses non-GAAP measures such as Adjusted EBITDA, Modified EBITDA and Free Cash Flow. Reconciliations of these measures to GAAP are available on the Company's website.

Long Range Plan Executive Summary Plan is based upon gradual economic recovery over the period rather than “hockey-stick” rebound Moderate top-line growth in attendance and per caps when added to solid sponsorship and licensing increases results in revenue growth exceeding industry multi-year forecasts Cash operating expenses increase modestly during the plan period at a CAGR of approximately 1% through tight cost control and continued efficiencies in labor, marketing, and benefits Top-line growth combined with prudent cost control generates Adjusted EBITDA growth at a 12% CAGR and a return to 30% Modified EBITDA margins Assuming a restructured Balance Sheet, as contemplated in the proposed restructuring plan, annual Free Cash Flow increases from approximately $60 million in 2010 to over $150 million in 2013 5

Long Range Plan US Amusement and Theme Park Outlook Set forth below is the projected revenue growth for both Six Flags and the Amusement Industry IBISWorld estimates that over the five years to 2014, industry revenue will increase at an average annual rate of 2.1% The Company is projecting to grow faster than the industry as a whole. For 2010 to 2013, the Company is projecting revenue growth at a CAGR of 3.7%, more than twice that of the industry Six Flags, Inc. Forecasted Revenue Growth vs. Projected Industry Growth 6 (10.4%) 4.1% 5.1% 2.6% 2.9% (3.6%) (2.0%) 3.7% 3.0% 2.9% (12.0%) (10.0%) (8.0%) (6.0%) (4.0%) (2.0%) 0.0% 2.0% 4.0% 6.0% 8.0% 2009 2010 2011 2012 2013 Six Flags Revenue Growth Industry Revenue Growth Six Flags CAGR: 3.7% Industry CAGR: 1.8%

Long Range Plan 7 Long Range Plan Attendance 2010 attendance growth of 800K primarily driven by rebound from 2009 swine flu impact in Mexico and Texas, distance from negative publicity relating to restructuring, reduced season pass pricing and more normalized weather Attendance decline in 2009 (1.4MM) includes a decline of approximately 600K in comps and free promotional tickets, therefore paid attendance growth of 900K in 2010 reflects a return to 2008 level of paid attendance 2011 growth of 550K driven by the 50th anniversary celebration, marketable capital in every market, increased marketing spend, and improving macroeconomic environment In 2012 and 2013, moderate top line growth with limited capital and stable operating expenses Projected Attendance (amounts in millions) 2008 Actual 2009 Fcst 2010 Plan 2011 Plan 2012 Plan 2013 Plan '09-'13 CAGR Season Pass 7.0 7.2 7.5 7.6 7.6 7.7 1.7% Other 18.3 16.8 17.3 17.7 17.7 17.8 1.5% Attendance 25.3 23.9 24.8 25.3 25.3 25.5 1.6%

Long Range Plan Long Range Plan Per Capita Spending Moderate 2010 per cap growth of $0.28 / 0.7% driven by significant growth in sponsorship/licensing, partially offset by lower season pass pricing in New York, Chicago, Dallas, San Antonio, and New England Growth of $1.10 / 2.8% in 2011 driven by 50th anniversary which will contribute to guest spending growth of 2% and significant growth in sponsorship / licensing (+$10MM) 2012 and 2013 growth driven by moderate guest spending growth and continuing increases in sponsorship / licensing Projected Per Capita Metrics 2008 Actual 2009 Fcst 2010 Plan 2011 Plan 2012 Plan 2013 Plan 09-'13 CAGR Ticket $21.10 $20.43 $20.43 $20.83 $21.04 $21.26 1.0% In Park $16.87 $16.04 $15.98 $16.33 $16.85 $17.10 1.6% Guest Spending Per Cap $37.97 $36.47 $36.42 $37.16 $37.89 $38.36 1.3% Sponsorship/Licensing $2.33 $1.78 $2.10 $2.45 $2.77 $3.14 15.3% Total Revenue Per Cap $40.30 $38.24 $38.52 $39.61 $40.66 $41.50 2.1% 8

Long Range Plan 9 Long Range Plan Sponsorship / Licensing / Management Fees Sponsorship growth primarily driven by leveraging new SFTV media assets, sales staff expansion, as well as the recovery of the advertising market Licensing increases in out years primarily driven by the Dubai project starting in 2010 Projected Sponsorship / Licensing / Management Fees ($ in millions) 2008 Actual 2009 Fcst 2010 Plan 2011 Plan 2012 Plan 2013 Plan 09-'13 CAGR Sponsorship $39.7 $40.2 $45.0 $50.0 $57.0 $67.0 13.6% International Licensing 17.5 0.6 5.0 10.0 10.0 10.0 102.1% Mgmt Fees 1.8 1.7 2.0 2.0 3.0 3.0 15.0% Sponsorship/Licensing/Mgmt Fees $59.0 $42.5 $52.0 $62.0 $70.0 $80.0 17.1%

Long Range Plan Long Range Plan Cash Operating Expenses 2010 expense growth of $10MM / 2% to 2009 driven by increases in minimum wages, royalties, other operating cost inflation and an increased investment in corporate alliance sales personnel that are offset by reductions in agency fees and employee benefits 2011 expense growth of $19MM / 3% primarily driven by increases in advertising and entertainment to celebrate the 50th anniversary 2012 expense reduction of $4MM driven by decreases in advertising and entertainment following the 50th celebration, partially offset by inflationary increases in wages and other costs 2013 increase of $5MM / 1% driven by operating cost inflation, partially offset by ongoing cost containment efforts Projected Cash Operating Expenses ($ in millions) 2008 Actual 2009 Fcst 2010 Plan 2011 Plan 2012 Plan 2013 Plan 09-'13 CAGR Cash Operating Expenses $627.4 $625.0 $635.0 $654.0 $650.0 $655.0 1.2% 10

2010 Attendance Bridge 11

2010 In-Park Spending Bridge 12

Sponsorship and Licensing

Sponsorship/Licensing 2005 – 2010 Evolution 14 2010 2009 2008 2007 2006 2005 Amounts in ($000, except PCs) Plan Forecast Actual Actual Actual Actual Total Attendance 24,750 23,942 25,342 24,902 24,840 28,201 Sponsorship/Licensing Revenues 52,000 42,480 59,029 38,596 25,713 20,433 Per Cap $2.10 $1.77 $2.33 $1.55 $1.04 $0.72 Corporate Alliances 7,461 5,936 4,224 3,538 2,208 1,065 Info Systems Allocation (Estimate) 2,000 2,000 2,000 1,500 1,000 0 Six Flags Media Programming & Production 489 471 432 177 177 0 Strategic Development 891 966 3,084 356 117 0 10,841 9,373 9,740 5,571 3,502 1,065 Sponsorship/Licensing Net 41,159 33,107 49,289 33,025 22,211 19,368 Net Margin 79.2% 77.9% 83.5% 85.6% 86.4% 94.8%

2009 National/Regional Deals

2009 results achieved via execution / fulfillment for over 40 national and regional deals

American Express	Dodge	Kraft	Starburst
Ben & Jerry's	Flip Video	Levi's Signature	TBS
T-Mobile	Geico	Mars	The CW
Cartoon Network	Got2B	McDonald's	Tyson
Chase	Heinz	MGM	US Army
Chrysler	Jeep	Nokia	US Marines
Cigna	Johnny Rockets	Panda Express	Walgreens
Coca Cola	K'Nex	Papa John's	Wii
Cold Stone Creamery	KeyLime Cove	Post	
DirecTV	Kodak	Skittles	

as well as for over 320 local, park-specific partnerships



15

Licensing Deal Structure No capital risk taken, investment is existing human capital International licensing / development deals include provisions and fees for: License / Use of Six Flags intellectual property and services Exclusive use of marks and services throughout the term – fixed fee payment On-going use of marks and services upon project opening – royalties Design and Development Services – fixed annual fee Idea / concept, design, and development services including creation of master plan incorporating key aspects of the brand Creative consulting, conceptualization and attraction design Capacity programming – food and beverage, retail, other Ride procurement Overall project management and third party coordination Operations / Management – revenue / profit participation subject to a minimum payment Retain right / option to manage project once construction is complete; all operating cost borne by project P&L Deals include provision for full reimbursement of T&E expenses as well as the same for any third parties directly engaged to perform services 16

Intellectual Property

Impact of Costumed Characters Value for the Money Overall Experience Guests seeing costumed characters significantly more likely to rate “Value for the Money” and “Overall Experience” a “10” versus those not seeing characters Guests who do not recall seeing costumed characters significantly more likely to rate “Value for the Money” a “6 or below” Source: 2009 GSS 18

Costumed Characters Stimulate Spending Source: 2009 GSS Guests who saw costumed characters more likely to spend money Proportion of Guest Participation 19

Costumed Characters Stimulate Spending (continued) CAGR ‘05 – ’08: 23.8 % Investment in costumed character program in 2006 yielded significant average annual growth of Warner Bros. & DC Comics licensed retail items sold Annual Royalty Payment to WB ($) 20

Value of Intellectual Property No comparable retail location during prior year As of: 10/27/2009 Ride opened : 5/23/2009 Introduced the Dark Knight coasters (2) in 2008 for relatively low capital investment ($8 million) Attendance increase was 188,006 and 126,030 in New York and Chicago, respectively In addition to attendance the right IP has driven significant incremental retail spend Retail Growth (YoY) 21 Branding: Location: Chicago New York New England New York (1)(2) Opening: 2008 2008 2009 2009 Total Merchandise Sales: Terminator Los Angeles (2)(3) 2009 $79,142 Dark Knight $704,872 Bizarro $227,790

GSS Comparison 2009 vs. 2005 Overall, we are providing a better experience, with increases in satisfaction, likelihood to recommend and visitation intent These overall gains have been realized through cleaning up our parks, providing a variety of high quality product and more efficiently delivering that product to our Guests Source: 2005 and 2009 GSS 22 Six Flags Guest Satisfaction Survey 2009 2005 Difference Overall Measures Overall Satisfaction (1) 8.7 8.4 0.3 % saying "Definitely will" recommend 79% 75% 4% % saying "Definitely will" visit again 73% 68% 5% Average Attribute Score (scale is 1-10) Park cleanliness 9.0 8.8 0.2 Restroom cleanliness 8.4 8.1 0.3 Variety of things to do 8.9 8.7 0.2 Thrill rides 9.1 8.9 0.2 Costumed character presence 8.4 7.9 0.5 Number of rides able to go on in a day 8.6 8.3 0.3 Speed of ride lines 7.9 7.7 0.2 NOTE: 1. Mean on 10pt. scale

GSS Comparison 2009 vs. 2005 (Cont’d) Ratings of shows have declined from 2005 to 2009 due to an overall reduction in the number of shows, their frequency as well as a shift to taped content from live content. Source: 2005 and 2009 GSS 23 Six Flags Guest Satisfaction Survey 2009 2005 Difference Average Attribute Score (scale is 1-10) Shows 8.4 8.6 -0.2

Corporate G&A

Corporate Operating Expense Bridge 25

Office Rent Comparison 26 Key Benefits of being located in New York City Proximity to our ad agency, media, and production partners Larger base of potential sponsorship partners Close to major financial institutions Six of our parks are located on the east coast and 2 within driving distance

Alternative Plan Observations

Alternative Plan Observations Observations are based on review of limited top-line summaries of the Kings Leisure (“Kings”) business plan as described in presentations dated July 23rd, August 19th, and a Barclays presentation dated October 23rd REVENUE OBSERVATIONS Top-line revenue growth relies on season pass price reductions to drive volume, while also increasing ticket per cap on one-day tickets, and assuming attendance in both categories will grow meaningfully each year during the plan period THE ABOVE ASSUMPTION OF ATTENDANCE GROWTH IN BOTH CATEGORIES COUPLED WITH PRICE CONVERGENCE IS INHERENTLY FLAWED Kings suggests that prices are generally inelastic, but at the same time relies on significant reductions in season pass pricing which is counterintuitive Six Flags data would suggest that our prices are extremely elastic, e.g., 2006 price increases, 2008 EPKP value promotion, 2009 season pass price reductions Kings assumes that in-park per cap will also grow notwithstanding the significant increase in mix of season pass attendees; certainly not the industry norm Kings plan expects to grow attendance 1.5 million in 2010 and over 5 million by the end of the plan period This level of attendance growth is 4 million more than our plan in 2013 and over 1 million more than this portfolio of parks generated in 2005 with $165 million of capital expenditure While the above projected attendance growth generates nice returns on paper, we believe it is highly unrealistic and with guest spending per cap projected to drop $1.25 more than our plan due to price decreases, presents significant risk 28

Alternative Plan Observations (continued) COST OBSERVATIONS The Kings plan appears to contemplate reducing corporate costs by $25 million without any detail other than citing “industry benchmarks” of 2.5% of revenue while also citing 4.4 – 5.3% in “other organizations” Notwithstanding the corporate cost reductions, the Kings’ plan assumes sponsorship growth to $52 million during the plan period when in all likelihood the plan should expect to lose $25-30 million of annual revenue It is also worth noting that the total amount of operating expense and capital in the Kings plan for the years 2012 and 2013 is within $10 million of our combined expenses for 2012 and within $5 million for 2013, before considering any potential cost or capex reductions to our plan SUMMARY When the attendance does not materialize, in addition to losing $25-30 million in annual sponsorship revenue, the Kings’ plan will result in lost revenue of approximately $25 million per year from the incremental per cap decline, in addition to any severance and/or relocation costs associated with the corporate cost reductions, not to mention the brand perception and experience decline 29

Paramount Park Performance 2003 - 2005 Paramount Parks ran at an average 25.8% EBITDA margin from 2003 to 2005 with only direct allocation of corporate G&A Although revenue grew from $375MM to $423MM, EBITDA increased only $13MM Average annual Capex spend was $45MM (11.2% of revenue) on average on a company with revenues well less than half of Six Flags (5 PARKS) Quality fell; significant drop in one day ticket attendance Management team has relatively no sponsorship sales/fulfillment experience Most, if not all of the management team, was not retained by Cedar Fair 30

APPENDIX

APPENDIX Cedar Fair Comparison

Operating Performance Comparison Set forth below is a comparison of Six Flags, Inc.’s and Cedar Fair LP’s financial performance for each of FYE 2008 In order to demonstrate financial performance on a comparable basis, given Six Flags’ non-wholly owned parks (the “Partnership Parks”), this analysis compares Six Flags Modified EBITDA to Cedar Fair’s Adjusted EBITDA Comparison of Operating Results 33

Per Capita Comparison Per Cap Spending Comparison Cedar Fair’s EBITDA Margins were approximately 5.6 ppts higher than Six Flags’ EBITDA Margins in 2008 The difference is primarily attributable to its significant ticket per cap premium over Six Flags Cedar Fair is able to obtain higher ticket pricing from, among other things, a long-standing reputation of a stable product as well as hotel offerings allowing extended stays (1) For purposes of this analysis, Ticket and In-park Per Caps calculated as revenue, as provided in each company’s respective form 10Q and or 10K, divided by attendance. (2) For purposes of this analysis Total Guest Spend is as reported in each company’s form 10Q. Variations in Cedar Fair’s actual In-park and Out-of-park per capita due to reclassification of revenue items. 34

Operating Performance Pro Forma The following table represents the margin improvement assuming Six Flags could command Cedar Fair’s higher ticket pricing Assuming this single adjustment, Six Flags would have exceeded Cedar Fair’s EBITDA margin in 2008 35

Marketing Cost Comparison Due to the location of its parks, Six Flags has significantly higher marketing and advertising costs than Cedar Fair Six Flags’ parks are concentrated in high cost Designated Market Areas (“DMAs”), particularly on the East Coast, while Cedar Fair’s parks are concentrated predominately in the lower cost DMAs in the Midwest (see next page) As shown in the chart below, Six Flags spent approximately $37.7 million more on marketing and advertising than Cedar Fair in FYE 2008. The increased marketing costs account for 3.5% of the differential in Six Flags and Cedar Fair EBITDA margin 2008 Marketing Expense Comparison FYE December 2008 Six Flags Cedar Fair Difference Revenues $1,021.3 $996.2 Marketing and Advertising Expenses $93.1 $55.4 ($37.7) As % of Revenue 9.1% 5.6% ($ in millions) 3.5ppts 36

Geographic Footprint As shown in the chart below, Six Flags operates thirteen parks in the top ten DMAs in the United States while Cedar Fair operates only four parks in the top ten DMAs Six Flags’ Designated Market Areas Cedar Fair’s Designated Market Areas 37

Cost of Living Comparison Of the 18 US parks that Six Flags operates, 12 are in cities that have a cost of living that is over 10% greater than the US average Of those, 8 are over 20% higher than average Of the 16 US theme and water parks that Cedar Fair operates, 10 are in cities that have a cost of living that is lower than the US average Of those, 7 are in markets that are over 10% lower than the US average Of the 6 that are above average, 3 are water parks SOURCE: Sperling’s Best Places 38